UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

MERIDIAN WASTE SOLUTIONS, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.beneficial

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

MERIDIAN WASTE SOLUTIONS, INC.

One Glenlake Parkway
Atlanta, GA 30328

To the Holders of Common Stock of Meridian Waste Solutions, Inc.:

This Information Statement is first being mailed on or about March ___, 2018 to the holders of record of the outstanding common stock, $0.025 par value per share (the “Common Stock”) of Meridian Waste Solutions, Inc., a New York corporation (the “Company”), as of the close of business on February 19, 2018 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholders holding 53.5%  of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and holders of the Company’s preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of the holders of a majority of our outstanding voting stock:

approving the issuance of shares of the Company’s common stock underlying the Series F Preferred Stock, having such designations, rights and preferences as set forth in the Company’s Amendment to Certificate of Incorporation filed with the Secretary of State of the State of New York on February 22, 2018, and the Series A Warrants issued by the Company on February 23, 2018, in excess of 19.99% of the amount of the Company’s common stock issued and outstanding.

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.meridianwastesolutions.com.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors,

/s/ Jeffrey Cosman

Jeffrey Cosman

Chief Executive Officer, Chairman

March 9, 2018

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF MERIDIAN WASTE SOLUTIONS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Meridian Waste Solutions, Inc.

One Glenlake Parkway

Atlanta, GA 30328

Tel: (770) 691-1351

INFORMATION STATEMENT

(Preliminary)

March 9, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of February 19, 2018 (the “Record Date”) of common stock, par value $0.025 per share (the “Common Stock”), of Meridian Waste Solutions, Inc., a New York corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On February 21, 2018, the Company received a written consent in lieu of a meeting by the holders of 53.5% of the voting power of the Common Stock, including shares of preferred stock (the “Majority Stockholder”) authorizing the following action:

●	To approve the conversion of 2,500 shares of the Company’s Series F Preferred Stock and exercisability of warrants to purchase up to 5,319,191 shares of Common Stock (the “Warrants”), each as issued in accordance with Securities Purchase Agreements between investors and the Company dated February 21, 2018, resulting in the issuance of common stock exceeding 19.99% of the amount of common stock issued and outstanding, in order to comply with NASDAQ Listing Rule 5635(d) and New York law (the “Shareholder Approval”).

On February 21, 2018, the Company’s Board of Directors (the “Board”) approved the issuance of the Series F Preferred Stock and the Warrants, and recommended for approval to the Majority Stockholder the Shareholder Approval.

On February 21, 2018, the Majority Stockholder approved the Shareholder Approval by written consent in lieu of a meeting in accordance with the New York Business Corporations Act.  Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about April ____, 2018.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

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The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock held by the Majority Stockholder, the number of shares of Series A Preferred held by the Majority Stockholders, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Jeffrey Cosman	1,358,660	51	21,648,039	21,648,039	53.5%
TOTAL	1,358,660	51	21,648,039	21,648,039	53.5%

ACTIONS: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE COMPANY’S SERIES F PREFREED STOCK AND UPON THE EXERCISE OF WARRANTS TO PURCHASE UP TO 5,319,191 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH NASDAQ LISTING RULE 5635(d).

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Shareholder Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about March ____, 2018.

Series F Preferred Stock

The Company conducted a private placement offering to accredited investors (the “Offering”) of up to $2,250,000 comprised of (i) 2,500 shares of Series F Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”) and (ii) 5,319,191 warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.025 per share (“Common Stock”). In connection with the Offering the Company has entered into, and expects to continue to enter into, definitive securities purchase agreement (the “Securities Purchase Agreements”).

The Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $0.95 per share, exercisable upon the earlier to occur of (i) Shareholder Approval (as defined in the Securities Purchase Agreement) and (ii) the date that is six months after the date of issuance of the Warrants. The Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock six months after the date of Issuance of the Warrants. The Warrants contain certain anti-dilution protections, which include adjustments for price adjustments to the Series F Preferred Stock based on the events triggered by the occurrence of Trigger Dates. Additionally, the exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting our common stock. Simultaneously with any adjustment to the Exercise Price, the number of shares that may be purchased upon exercise of the Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable thereunder for the adjusted number of shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise). “Trigger Date” shall mean each of the following dates: (i) the later of (x) the thirtieth day immediately following the date of the effectiveness of the initial Registration Statement covering any portion of the Registrable Securities (as defined in the Amendment to Certificate) and (y) the thirtieth day immediately following the date that Shareholder Approval is obtained and deemed effective, (ii) the thirtieth day following the date of the effectiveness of any other Registration Statement covering any portion of the Registrable Securities, (iii) the thirtieth day following the six month anniversary of the Closing Date, in the event that all of the Registrable Securities are not then registered on an effective Registration Statement, (iv) the tenth (10th) Trading Day immediately following the public announcement of the Asset Sale (or, if earlier, the date of the initial filing with the Commission disclosing the occurrence of the consummation of the Asset Sale) and (v) thirtieth day immediately following the twelve (12) month anniversary of the Closing Date, in the event that the Company fails for any reason to satisfy the current public information requirement under Rule 144(c) at any time during the period commencing on the six month anniversary of the Closing Date through the 12 month anniversary of the Closing Date and all of the Registrable Securities are not then registered on an effective Registration Statement. “Asset Sale” means a sale by the Company of all or substantially all of the assets related to the Company’s waste business occurring prior to April 30, 2018.

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Issuance pursuant to the Offering of shares of Common Stock upon conversion of the Series F Preferred Stock and/or exercise of the Warrants in excess of 3,204,992, as well as the issuance of additional shares of Common Stock as a result of adjustments pursuant to the terms of such securities, including due to the occurrence of a Trigger Date, is subject to the approval of a majority of the Company’s shareholders.

Provided that no events requiring adjustment pursuant to the designations for the Series F Preferred or the Warrants occur, the Offering would result in a maximum of 2,659,596 shares of Common Stock issuable upon conversion of the Series F Preferred Stock and 5,319,191 shares of Common Stock issuable upon exercise of the Warrants, resulting in a maximum of 7,978,787 shares, assuming compliance with the respective limitations on conversion or exercise contained within the designations for the Series F Preferred and Warrants. In the event that adjustments are required due to the Company’s stock price falling, or otherwise, based on the floor price of $0.20 for the Series F Preferred, and assuming such price applies for the Warrants as well, then the Offering would result in a maximum of 12,499,987 shares of Common Stock issuable upon conversion of the Series F Preferred Stock and 25,266,157 shares of Common Stock issuable upon exercise of the Warrants, resulting in a maximum of 37,766,145 shares, assuming compliance with the respective limitations on conversion or exercise contained within the designations for the Series F Preferred and Warrants. In the event that an adjustment to the Conversion Price of Series F Preferred occurs, to the extent that shares of Series F Preferred have been converted to shares of Common Stock, such shareholders will receive additional shares of Common Stock such that they will have received the total number of shares of Common Stock into which the total numbers of shares of Series F Preferred are convertible, regardless of whether such shares of Series F Preferred have actually been converted.

The Company intends to use the proceeds of the Offering for strategic acquisitions for the Company’s Technology Division and/or Innovations Division, as well as general working capital and/or capital expenditures. The Closing occurred following the satisfaction of customary closing conditions.

The representations and warranties contained in the Securities Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

Effective February 21, 2018, in connection with the Offering, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall prepare and, as soon as practicable, but in no event later than 10 days from the date of the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2017, file with the Securities and Exchange Commission (the “SEC”) an initial Registration Statement on Form S-3 covering the resale of all shares of Common Stock comprising the Units, including shares of Common Stock underlying the Warrants, or the largest amount thereof permissible. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of the Registration Rights Agreement, declared effective by the SEC as soon as practicable.

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The securities underlying the Warrants and the securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

On February 22, 2018, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which established 3,400 shares of the Series F Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series F Designations”), as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws. The Company filed a copy of the Amendment to Certificate in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2018.

The shares of Series F Preferred Stock have a stated value of $1,000.00 per share and are convertible into Common Stock at a price of $0.94 per share, subject to adjustment (the “Conversion Price”) and earn dividends at the rate of 8% per annum, with such dividends for the first year earned in advance, to be issued in the form of common stock following Shareholder Approval. The Company and a certain key stockholder of the Company entered into the Voting Agreement related to the Shareholder Approval.

The shares of Series F Preferred Stock rank senior to the Common Stock and do not have voting rights.

Based on the Series F Conversion Price and Series F Warrant Exercise Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), provided that no adjustments were required to the Series F Conversion Price or Warrant Exercise Price, up to a maximum of 7,978,787  shares of Common Stock would be issuable upon conversion of Series F Preferred Stock and exercise of the Series F Warrants. Based on the number of shares of Common Stock outstanding as of the Record Date, but without accounting for the limitations on ownership set forth in the Series F Designations and Warrants or any adjustments to Series F Conversion Price or Warrant Exercise Price, such shares would represent approximately 32.25% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company; adjustments to the Series F Conversion Price and/or Warrant Exercise Price could result in further dilution. The sale or any resale of the Common Stock issued upon conversion of Series F Preferred Stock and exercise of the Series F Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Series F shareholders may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

The Shareholder Approval is required for the Company to comply with NASDAQ Marketplace Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or Substantial Shareholders (as defined in the NASDAQ Marketplace Rules) of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Accordingly, until the Shareholder Approval is effective, the Company may not issue shares of Common Stock upon conversion of the Series F Preferred Stock and/or exercise of the Warrants in excess of 3,204,992.

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Effect of Proposal on Current Shareholders.

The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series F Preferred Stock and the exercise of the Exchange Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Stockholders may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the Certificate of Designation for the Series F Preferred Stock, the Securities Purchase Agreement, the Form of Warrants, Form of Registration Rights Agreement and Voting Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Dissenters’ Rights

Under the New York Business Corporation Law, stockholders will not be entitled to dissenters’ rights with respect to the Shareholder Approval, and we do not intend to independently provide stockholders with such rights.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Shareholder Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about April ____, 2018.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 19, 2018, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, Series A preferred stock, Series D preferred stock and Series E preferred stock, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock, Series A Preferred Stock, Series D Preferred Stock and Series E Preferred Stock that they beneficially own, subject to applicable community property laws.

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Applicable percentage ownership is based on 16,764,754 shares of Common Stock outstanding as of February 19, 2018. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of February 19, 2018. In addition, as of February 19, 2018, 51 shares of Series A Preferred Stock, 106,950 shares of Series D Preferred Stock and 233,500 shares of Series E Preferred Stock were outstanding. We did not deem such options or shares of Preferred Stock outstanding, however, for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Meridian Waste Solutions, Inc., One Glenlake Parkway NE, Suite 900, Atlanta, Georgia 30328.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially		Percent of Class	Series A Preferred Stock Owned Beneficially	Percent of Class	Series D Preferred Stock Owned Beneficially	Percent of Class	Series E Preferred Stock Owned Beneficially	Percent of Class
Named Executive Officers and Directors
Jeffrey S. Cosman, Chief Executive Officer, Chairman	1,358,660	(1)	7.96%	51	100.00%	―	―	―	―
Chris Diaz, Chief Financial Officer	―		―	―	―	―	―	―	―
Walter H. Hall, President, Chief Operating Officer and Director	175,350		1.05%	―	―	―	―	―	―
Joseph Ardagna, Director	21,583	(4)	*	―	―	―	―	―	―
Jackson Davis, Director	21,583	(4)	*	―	―	―	―	―	―
Thomas Cowee, Director	21,583	(4)	*	―	―	―	―	―	―
All directors and officers as a group (6 persons)	1,598,759		9.37%	51	100.00%	―	―	―	―
5% or greater shareholders
Clayton Struve 175 W. Jackson Blvd., Suite 440 Chicago, IL 60604(3)	1,794,927		10.59%	―	―	97,850	91.49%	150,000	64.24%
D-Beta One EQ, Ltd. 1012 Springfield Ave. Mountainside, NJ 07092	―		―	―	―	―	―	50,000	21.41%
Total	3,393,686		19.67%	51	100.00%	97,850	91.49%	200,000	85.65%

* Less than 1%

(1)	Includes 1,560 shares of the Common Stock of the Company issued to Rush the Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members and 20,000 shares of the Common Stock of the Company issued, in the aggregate, to four limited liability companies in which Mr. Cosman is the manager. Includes 302,663 warrants to purchase Common Stock at an exercise price of $5.16 per share. Does not reflect voting power conferred by ownership of Series A Preferred Stock.

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(2)	Excludes 3,750 non-employee options to purchase Common Stock at $20 per share.

(3)	Includes 181,598 warrants to purchase Common Stock at an exercise price of $5.16 per share; does not include (i) 978,500 shares of Common Stock underlying shares of Series D Preferred Stock, which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (ii) 1,100,000 shares of Common Stock underlying shares of Series E Preferred Stock, the conversion terms of which are subject to the Shareholder Approval and which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (iii) 1,467,750 warrants to purchase Common Stock at an exercise price of $1.44 per share, which cannot be exercised prior to March 9, 2018 and which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares; and (v) 1,650,000 warrants to purchase Common Stock at an exercise price of $1.20 per share, which cannot be exercised prior to April 18, 2018 and which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares.

(4)	Excludes 3,750 non-employee options to purchase Common Stock at $20.00 per share.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Shareholder Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

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In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Jeffrey Cosman

Jeffrey Cosman

Chairman and Chief Executive Officer

Dated: March 9, 2018

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